VOYA SEPARATE PORTFOLIOS TRUST

Voya Securitized Credit Fund

(the "Fund")

Supplement dated February 18, 2022

to the Fund's Class A, Class I, Class P, Class R6, Class T and Class W Prospectus (the "Prospectus"),

and related Statement of Additional Information (the "SAI"),

each dated July 31, 2021

Effective January 28, 2022, John Edwards no longer serves as a portfolio manager for the Fund.

Effective immediately, the Prospectus and SAI are revised as follows:

1.All references to John Edwards as a portfolio manager for the Fund are deleted in their entirety.

2.The sub-section of the Prospectus entitled "Portfolio Management – Portfolio Managers" in the Fund's Summary is deleted in its entirety and replaced with the following:

Portfolio Managers
Jonathan Abshire, CFA	David Goodson
Portfolio Manager (since 06/18)	Portfolio Manager (since 08/14)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE